BKD LLP

                       Consent of Independent Registered
                             Public Accounting Firm

We consent to the  inclusion in this  Registration  Statement on Form S-1 of our report  dated  March  25,  2008,  on our  audit  of the  consolidated  financial statements of Blue Valley Ban Corp. We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.

                                                        /s/ BKD, LLP

Kansas City, Missouri
October 17, 2008